SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549
                      ____________________

                            FORM 8-K

                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): March 27,
                              2003

                      OWENS-ILLINOIS, INC.

       (Exact Name of Registrant as Specified in Charter)

      Delaware               1-9576              22-2781933
  _______________       _______________        _______________

  (State or Other         (Commission         (I.R.S. Employer
  Jurisdiction of         File Number)       Identification No.)
   Incorporation)

                             One SeaGate
                         Toledo, Ohio  43666

            (Address of Principal Executive Offices)
                      ____________________

                          (419) 247-5000

      (Registrant's telephone number, including area code)

                      ____________________

ITEM 5.   OTHER MATTERS

          On March 27, 2003, Owens-Illinois, Inc., announced that the board of directors has elected Thomas L. Young, executive vice president, to the position of chief financial officer. Attached as Exhibit 99 is a copy of the press release dated March 27, 2003.

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 27, 2003              OWENS-ILLINOIS, INC.
                                   (registrant)


                                   By:  /s/ Edward C. White
                                   ------------------------
                                   Name: Edward C. White
                                   Its: Vice President and
                                        Controller
                          Exhibit Index


Exhibit 99 - Press Release dated March 27, 2003 of Owens-Illinois, Inc.